MC STOCK OPTION AGREEMENT

                 This MC STOCK OPTION AGREEMENT ("Option
          Agreement") dated as of July 10, 1995, between MIDLANTIC CORPORATION ("MC"), a New Jersey corporation registered as a bank holding company under the Bank Holding Company Act of 1956, as amended ("Bank Holding Company Act"), and PNC BANK CORP. ("PNC"), a Pennsylvania corporation registered as a bank holding company under the Bank Holding Company Act.

                                 WITNESSETH

                 WHEREAS, the Boards of Directors of MC and PNC, together with the Board of Directors of PNC Bancorp, Inc., have approved an Agreement and Plan of Reorganization ("Reorganization Agreement") and have adopted a related Agreement and Plan of Merger dated as of the date hereof (together referred to herein as the "Merger Agreements"), providing for certain transactions pursuant to which MC would be merged with and into PNC Bancorp, Inc., a subsidiary of PNC;

                 WHEREAS, as a condition to PNC's entry into the Merger Agreements and to induce such entry, MC has agreed to grant to PNC the option set forth herein to purchase authorized but unissued shares of MC Common Stock;

                 NOW, THEREFORE, in consideration of the premises herein contained, the parties agree as follows:

          1.  Definitions.

                 Capitalized terms defined in the Merger
          Agreements and used herein shall have the same meanings as in the Merger Agreements.

          2.  Grant of Option.

                 Subject to the terms and conditions set forth herein, MC hereby grants to PNC an option ("Option") to purchase up to 10,425,000 shares of MC Common Stock, at a price of $48 per share payable in cash as provided in
          Section 4 hereof; provided, however, that in the event MC issues or agrees to issue any shares of MC Common Stock in breach of its obligations under the Merger Agreements at a price less than $48 per share (as adjusted pursuant to Section 6 hereof), the exercise price shall be equal to such lesser price. Notwithstanding anything else in this Agreement to the contrary, the number of shares of MC Common Stock subject to the Option shall be reduced to such lesser number, if any, as may from time-to-time be necessary, but only for so long as may be necessary, to cause PNC not to (a) become an interested stockholder for purposes of the New Jersey Shareholders Protection Act,
          (b) become an Acquiring Person as such term is defined in the MC Rights Agreement or (c) become an "Interested Shareholder" or an "Affiliate" or "Associate" thereof for purposes of Article EIGHTH of the Restated Certificate of Incorporation of MC.

          3.  Exercise of Option.

                      (a)  PNC may exercise the Option, in whole
          or part, at any time or from time to time if a Purchase Event (as defined below) shall have occurred and be continuing; provided that to the extent the Option shall not have been exercised, it shall terminate and be of no further force and effect upon the earliest to occur of (i) the Effective Date of the Merger or
          (ii) termination of the Merger Agreements in accordance with the provisions thereof prior to the occurrence of a Purchase Event (other than a termination resulting from a willful breach by MC of any covenant contained therein) or (iii) six months after termination of the Merger Agreements if such termination follows the occurrence of a Purchase Event or is due to a willful breach by MC of any covenant contained therein; and provided further that any such exercise shall be subject to compliance with applicable provisions of law.

                      (b)  As used herein, a "Purchase Event"
          shall mean any of the following events or transactions occurring after the date hereof:

                 (i) MC or any MC Subsidiary, without having received PNC's prior written consent, shall have entered into an agreement with any person (other than PNC or any PNC Subsidiary) to (x) merge or consolidate, or enter into any similar transaction, with MC or any MC Subsidiary,
                        (y) purchase, lease or otherwise acquire all or substantially all of the assets of MC or any MC Subsidiary or (z) purchase or otherwise acquire (including by way of merger, consolidation, share exchange or any similar transaction) securities representing 20% or more of the voting power of MC or any MC Subsidiary; provided, however, that in no event shall any merger, consolidation, purchase or similar transaction involving only MC and one or more of its Subsidiaries or involving only any two or more of such Subsidiaries, be deemed to be a Purchase Event, provided any such transaction is not entered into in violation of the terms of the Merger Agreements;

                 (ii)   any person (other than MC, any MC
                        Subsidiary, the MC Subsidiaries in a
                        fiduciary capacity, PNC, affiliates of
                        PNC or subsidiaries of PNC in a fiduciary capacity) shall have acquired beneficial ownership or the right to acquire beneficial ownership of 20% or more of the outstanding shares of MC Common Stock (the term "beneficial ownership" for purposes of this Option Agreement having the meaning assigned thereto in
                        Section 13(d) of the Exchange Act and the regulations promulgated thereunder); or

                 (iii)  any person (other than MC, any MC
                        Subsidiary, PNC or any PNC affiliate)
                        (x) shall have made a bona fide proposal to MC by public announcement or written communication that is or becomes the subject of public disclosure to acquire MC or any MC Subsidiary by merger, consolidation, purchase of all or substantially all of its assets or any other similar transaction, (y) shall have commenced a bona fide tender or exchange offer to purchase shares of MC Common Stock such that upon consummation of such offer such person would own or control 20% or more of the outstanding shares of MC Common Stock, or (z) shall have filed an application or notice with the Federal Reserve Board or any other federal or state regulatory agency for clearance or approval to engage in any transaction described in clause (i) or (ii) above, and thereafter the holders of MC Common Stock shall have not approved the Merger Agreements and the transactions contemplated thereby at the meeting of such stockholders held for such purpose or such meeting shall not have been held or shall have been cancelled prior to termination of the Merger Agreements.

          If more than one of the transactions giving rise to a Purchase Event under this Section 3(b) is undertaken or effected, then all such transactions shall give rise only to one Purchase Event, which Purchase Event shall be deemed continuing for all purposes hereunder until all such transactions are abandoned. As used in this Option Agreement, "person" shall have the meanings specified in Sections 3(a)(9) and 13(d)(3) of the Exchange Act.

                        (c)  In the event PNC wishes to exercise
          the Option, it shall send to MC a written notice (the date of which being herein referred to as "Notice Date") specifying (i) the total number of shares it will purchase pursuant to such exercise, and (ii) a place and date not earlier than three business days nor later than 60 business days from the Notice Date for the closing of such purchase ("Closing Date"); provided that if prior notification to or approval of any federal or state regulatory agency is required in connection with such purchase, PNC shall promptly file the required notice or application for approval and shall expeditiously process the same and the period of time that otherwise would run pursuant to this sentence shall run instead from the date on which any required notification period has expired or been terminated or such approval has been obtained and any requisite waiting period shall have passed.

          4.  Payment and Delivery of Certificates.

                        (a)  At the closing referred to in
          Section 3 hereof, PNC shall pay to MC the aggregate purchase price for the shares of MC Common Stock purchased pursuant to the exercise of the Option in immediately available funds by a wire transfer to a bank account designated by MC.

                        (b)  At such closing, simultaneously with
          the delivery of cash as provided in subsection (a), MC shall deliver to PNC a certificate or certificates representing the number of shares of MC Common Stock purchased by PNC, and PNC shall deliver to MC a letter agreeing that PNC will not offer to sell or otherwise dispose of such shares in violation of applicable law or the provisions of this Option Agreement.

                        (c)  Certificates for MC Common Stock
          delivered at a closing hereunder may be endorsed with a restrictive legend which shall read substantially as follows:

                     "The transfer of the shares
                 represented by this certificate is
                 subject to certain provisions of an
                 agreement between the registered
                 holder hereof and Midlantic
                 Corporation and to resale restrictions
                 arising under the Securities Act of
                 1933, as amended, a copy of which
                 agreement is on file at the principal
                 office of Midlantic Corporation.  A
                 copy of such agreement will be
                 provided to the holder hereof without
                 charge upon receipt by Midlantic
                 Corporation of a written request."

          It is understood and agreed that the above legend shall be removed by delivery of substitute certificate(s) without such legend if PNC shall have delivered to MC a copy of a letter from the staff of the Commission, or an opinion of counsel, in form and substance satisfactory to MC, to the effect that such legend is not required for purposes of the Securities Act.

          5.  Representations.

                 MC hereby represents, warrants and covenants to PNC as follows:

                      (a)  MC shall at all times maintain
          sufficient authorized but unissued shares of MC Common
          Stock so that the Option may be exercised without authorization of additional shares of MC Common Stock.

                      (b)  The shares to be issued upon due
          exercise, in whole or in part, of the Option, when paid for as provided herein, will be duly authorized, validly issued, fully paid and nonassessable.

          6.  Adjustment Upon Changes in Capitalization.

                 In the event of any change in MC Common Stock by reason of stock dividends, split-ups, recapitalizations, combinations, exchanges of shares or the like, the type and number of shares subject to the Option, and the purchase price per share, as the case may be, shall be adjusted appropriately. In the event that any additional shares of MC Common Stock are issued or otherwise become outstanding after the date of this Option Agreement (other than pursuant to this Option Agreement), the number of shares of MC Common Stock subject to the Option shall be adjusted so that, after such issuance, it equals 19.99% of the number of shares of MC Common Stock then issued and outstanding without giving effect to any shares subject or issued pursuant to the Option. Nothing contained in this
          Section 6 shall be deemed to authorize MC to breach any provision of the Merger Agreements.

          7.  Registration Rights.

                 MC shall, if requested by PNC, as expeditiously as possible following the occurrence of a Purchase Event and prior to the second anniversary thereof, file a registration statement on a form of general use under the Securities Act if necessary in order to permit the sale or other disposition of the shares of MC Common Stock that have been acquired upon exercise of the Option in accordance with the intended method of sale or other disposition requested by PNC. PNC shall provide all information reasonably requested by MC for inclusion in any registration statement to be filed hereunder. MC will use its best efforts to cause such registration statement first to become effective and then to remain effective for such period not in excess of 180 days from the day such registration statement first becomes effective as may be reasonably necessary to effect such sales or other dispositions. The obligations of MC hereunder to file a registration statement and to maintain its effectiveness may be suspended for one or more periods of time not exceeding 60 days in the aggregate if the Board of Directors of MC shall have determined that the filing of such registration statement or the maintenance of its effectiveness would require disclosure of nonpublic information that would materially and adversely affect MC. The first registration effected under this
          Section 7 shall be at MC's expense except for underwriting commissions and the fees and disbursements of PNC's counsel attributable to the registration of such MC Common Stock. A second registration may be requested hereunder at PNC's expense. In no event shall MC be required to effect more than two registrations hereunder. The filing of any registration statement hereunder may be delayed for such period of time as may reasonably be required to facilitate any public distribution by MC of MC Common Stock. If requested by PNC, in connection with any such registration, MC will become a party to any underwriting agreement relating to the sale of such shares, but only to the extent of obligating itself in respect of representations, warranties, indemnities and other agreements customarily included in such underwriting agreements. Upon receiving any request from PNC or assignee thereof under this Section 7, MC agrees to send a copy thereof to PNC and to any assignee thereof known to MC, in each case by promptly mailing the same, postage prepaid, to the address of record of the persons entitled to receive such copies.

          8.  Severability.

                 If any term, provision, covenant or restriction contained in this Option Agreement is held by a court or a federal or state regulatory agency of competent jurisdiction to be invalid, void or unenforceable, the remainder of the terms, provisions and covenants and restrictions contained in this Option Agreement shall remain in full force and effect, and shall in no way be affected, impaired or invalidated. If for any reason such court or regulatory agency determines that the Option will not permit the holder to acquire the full number of shares of MC Common Stock provided in
          Section 2 hereof (as adjusted pursuant to Section 6 hereof), it is the express intention of MC to allow the holder to acquire or to require MC to repurchase such lesser number of shares as may be permissible, without any amendment or modification hereof.

          9.  Miscellaneous.

                      (a)  Expenses.  Except as otherwise
          provided herein, each of the parties hereto shall bear and pay all costs and expenses incurred by it or on its behalf in connection with the transactions contemplated hereunder, including fees and expenses of its own financial consultants, investment bankers, accountants and counsel.

                      (b)  Entire Agreement.  Except as otherwise
          expressly provided herein, this Option Agreement contains the entire agreement between the parties with respect to the transactions contemplated hereunder and supersedes all prior arrangements or understandings with respect thereto, written or oral. Notwithstanding anything to the contrary contained in this Agreement or the Merger Agreements, this Agreement shall be deemed to amend the Confidentiality Agreement so as to permit PNC to enter into this Agreement and exercise all of its rights hereunder, including its right to acquire MC Common Stock upon exercise of the Option. The terms and conditions of this Option Agreement shall inure to the benefit of and be binding upon the parties hereto and their respective successors and assigns. Nothing in this Option Agreement, expressed or implied, is intended to confer upon any party, other than the parties hereto, and their respective successors and assigns, any rights, remedies, obligations or liabilities under or by reason of this Option Agreement, except as expressly provided herein.

                      (c)  Assignment.  Neither of the parties
          hereto may assign any of its rights or obligations under this Option Agreement or the Option created hereunder to any other person, without the express written consent of the other party, except that in the event a Purchase Event shall have occurred and be continuing PNC may assign in whole or in part its rights and obligations hereunder; provided, however, that until the date 30 days following the date on which the Federal Reserve Board approves an application by PNC under the Bank Holding Company Act to acquire the shares of MC Common Stock subject to the Option, PNC may not assign its rights under the Option except in
          (i) a widely dispersed public distribution, (ii) a private placement in which no one party acquires the right to purchase in excess of 2% of the voting shares of MC, (iii) an assignment to a single party (e.g., a broker or investment banker) for the purpose of conducting a widely dispersed public distribution on PNC's behalf, or (iv) any other manner approved by the Federal Reserve Board.

                      (d)  Notices.  All notices or other
          communications which are required or permitted hereunder shall be in writing and sufficient if delivered personally or sent by overnight express or by registered or certified mail, postage prepaid, addressed as provided in the Reorganization Agreement.
          A party may change its address for notice purposes by written notice to the other party hereto.

                      (e)  Counterparts.  This Option Agreement
          may be executed in any number of counterparts, and each such counterpart shall be deemed to be an original instrument, but all such counterparts together shall constitute but one agreement.

                      (f)  Specific Performance.  The parties
          agree that damages would be an inadequate remedy for a breach of the provisions of this Option Agreement by either party hereto and that this Option Agreement may be enforced by either party hereto through injunctive or other equitable relief.

                      (g)  Governing Law.  This Option Agreement
          shall be governed by and construed in accordance with the laws of New Jersey applicable to agreements made and entirely to be performed within such state and such federal laws as may be applicable.

                 IN WITNESS WHEREOF, each of the parties hereto has executed this Option Agreement as of the day and year first written above.

                                 PNC BANK CORP.

                                 By /s/ Thomas H. O'Brien
                                    _______________________
                                    Thomas H. O'Brien
                                    Chairman and Chief
                                    Executive Officer

                                 MIDLANTIC CORPORATION

                                 By  /s/ Garry J. Scheuring
                                     _______________________
                                     Garry J. Scheuring
                                     Chairman, President and
                                     Chief Executive Officer